SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Preliminary Joint Proxy Statement

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☐	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[            ], 2014

Dear Shareholder:

The Board of Trustees of each of PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN” and, together with PFL, each a “Fund,” and, collectively, the “Funds”) currently has seven members who were previously elected at the nomination of the Board (the “Continuing Trustees”). In addition, the Board of Trustees of PFN has one member who was elected in July 2013 by the Fund’s preferred shareholders (the “Preferred Shareholders”) at the nomination of Brigade Capital Management, LLC and a hedge fund it manages (together, “Brigade”).

The Continuing Trustees hope for your support to elect or re-elect, as applicable, the nominees who have been nominated by the Board (the “Board Nominees”) for the Funds at their upcoming joint annual shareholder meeting. The Continuing Trustees believe that, to date, they have worked well together and have a strong history of actively supporting the interests of the Funds and their shareholders.

Preferred Shareholders: Former Trustee Neal P. Goldman was previously elected to the Board of each Fund, at the nomination of Brigade, by PFL’s and PFN’s Preferred Shareholders, respectively, voting as a separate class apart from the common shareholders (the “Common Shareholders”) (a “Preferred Shares Trustee”) at the Funds’ July 31, 2012 joint annual meeting. Mr. Goldman subsequently voluntarily resigned from both Boards on January 27, 2014, leaving a Preferred Shares Trustee vacancy on each Board. Each Board has nominated Bradford K. Gallagher, who currently serves as a Trustee elected by Common and Preferred Shareholders of each Fund, voting together as a single class (a “non-Preferred Shares Trustee”), to fill these vacancies. If Mr. Gallagher is not elected as a Preferred Shares Trustee of a Fund, he will continue to serve as a non-Preferred Shares Trustee of such Fund in accordance with his current term of office with respect to such Fund. In addition, the Board has nominated Alan Rappaport for re-election as a Preferred Shares Trustee of PFL.

We have received notice that, at the upcoming annual meeting, Brigade intends to nominate additional non-incumbent candidates to serve as Preferred Shares Trustees of PFL and PFN. Currently, there are no Brigade-nominated Trustees on the Board of PFL and there is one Brigade-nominated Trustee on the Board of PFN. If Brigade’s nominees are elected, the Board of each Fund will include two Brigade-nominated Trustees. The Continuing Trustees believe that Brigade’s sole motivation in nominating additional Trustee candidates is to attempt to influence the Funds to provide a liquidity event for Brigade and other Preferred Shareholders. The Continuing Trustees of the Funds do not believe such a liquidity event for Brigade and other Preferred Shareholders, either at the Preferred Shares’ liquidation preference or pursuant to tender offers that are not at what the Funds’ sub-adviser views to be an adequately discounted price to the Preferred Shares’ liquidation preference, is in the best interests of the Funds. Thus, they urge you to vote in favor of re-electing or electing, as applicable, each Fund’s Board Nominees for the contested Preferred Shares Trustee positions. Please return the WHITE proxy card(s) provided by the Funds and do not return any proxy card sent by Brigade.

Common Shareholders: For Common Shareholders, the upcoming annual shareholder meeting for the Funds will be similar to previous meetings. As has been the case at previous meetings, you will be asked to vote, together with the Preferred Shareholders, on the Funds’ Board Nominees to serve as non-Preferred Shares Trustees. You will not be asked to vote for any Brigade nominee.

************

The Continuing Trustees thank you for your support of the Funds’ Board Nominees in the past, and we hope for your continued support at the upcoming annual shareholder meeting. If you have any questions about the upcoming meeting, please call a shareholder service representative at 1-800-254-5197.

Sincerely yours,

Hans W. Kertess

Chairman of the Boards, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2014

PIMCO INCOME STRATEGY FUND

PIMCO INCOME STRATEGY FUND II

1633 Broadway

New York, New York 10019

To the Shareholders of PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) (each a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2014 at 10:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on May 30, 2014 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Thomas J. Fuccillo
Secretary

New York, New York

[            ], 2014

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE

HELD ON JULY 31, 2014

This Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended July 31, 2013 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II are also available at us.allianzgi.com/closedendfunds.

PROXY STATEMENT

[    ], 2014

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a “Board,” and sometimes referred to collectively as the “Board”) of the shareholders of PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the joint Annual Meeting of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2014 at 10:30 A.M., Eastern Time.

The Notice of joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed WHITE proxy cards are first being sent to Shareholders on or about [            ], 2014.

The Meeting is scheduled as a joint meeting of the holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of each Fund (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on whether to elect the Boards’ nominees for Trustees of the Funds (the “Board Nominees”) (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Fund.

The Board of each Fund has fixed the close of business on May 30, 2014 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
PFL	25,191,331	3,159
PFN	58,961,933	6,440

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of two Trustees of PFL and one Trustee of PFN will be voted on exclusively by the Preferred Shareholders of the relevant Fund (the “Preferred Shares Trustees”). On each other proposal to be brought before the Meeting (including the election of all Trustee nominees other than the nominee(s) to be elected exclusively by Preferred Shareholders), the Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class.

The Board of Trustees of PFL currently has seven members, each of whom was previously elected at the nomination of the Board and qualify as “Continuing Trustees (as described below) under PFL’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees of PFN currently has eight members, seven of whom were previously elected at the nomination of the Board and qualify as “Continuing Trustees” (as described below) under PFN’s Amended and Restated Agreement and Declaration of Trust (together with the Continuing Trustees of PFL, the “Continuing Trustees”). The remaining Board member of PFN, Alan B. Miller (the “Preferred Shares Nominated Trustee”), was elected at PFN’s annual meeting held on July 31, 2013 by PFN’s Preferred Shareholders at the nomination of Brigade Capital Management, LLC, operating in concert with a hedge fund it manages (collectively, “Brigade”). Brigade is a significant Preferred Shareholder of each Fund.

Former Trustee Neal P. Goldman was previously elected as a Preferred Shares Trustee of each Fund, at the nomination of Brigade, at the Funds’ July 31, 2012 annual meeting. He subsequently voluntarily resigned from both Boards on January 27, 2014. Brigade has given notice of its intent to nominate and solicit support at the upcoming Meeting to elect Marti Murray to fill the Preferred Shares Trustee vacancy on each Board created by Mr. Goldman’s resignation. The Board has nominated and is soliciting support for Bradford K. Gallagher, who currently serves as a Trustee elected by Common and Preferred Shareholders of each Fund voting together (a “non-Preferred Shares Trustee”), to fill those vacancies. If Mr. Gallagher is not elected as a Preferred Shares Trustee of a Fund, he will continue to serve as a non-Preferred Shares Trustee of such Fund in accordance with his current term of office with respect to such Fund. In addition, Brigade has given notice of its intent to nominate and solicit support at the upcoming Meeting to elect Alan B. Miller (who, as noted above, is currently the Preferred Shares Nominated Trustee of PFN) to replace Alan Rappaport in his position as a Preferred Shares Trustee of PFL. Under an indemnification agreement, Brigade has agreed to indemnify Mr. Miller and Ms. Murray (each, a “Brigade Nominee” and together, the “Brigade Nominees”) for losses and expenses incurred in connection with its solicitation and their potential service as Trustees.

The Continuing Trustees believe that Brigade is committed to promoting a specific agenda, which the Continuing Trustees believe is not in the best interests of either Fund. The Continuing Trustees believe that Brigade’s motivation in nominating its Trustee candidates is to attempt to further influence the Funds to provide a significant liquidity event for the Preferred Shares purchased by Brigade (along with other Preferred Shares) which may significantly disadvantage the Funds and other Fund shareholders. Based on publicly available information, Brigade purchased Preferred Shares of both Funds in the secondary market at a significant discount to such Shares’ liquidation preference when it was well understood in light of public disclosures that there was no functioning auction market for the Preferred Shares and that the Funds were (and continue to be) under no obligation to redeem the Preferred Shares. The liquidation event Brigade seeks would allow it to profit on the difference between the discounted price at which it purchased the Preferred Shares and a higher redemption or tender price.

Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), each Fund’s sub-adviser, regularly examines leverage alternatives for each Fund and presents related information to the Board for the Board’s consideration as part of its ongoing investment responsibilities. Based on PIMCO’s economic and interest rate outlook, PIMCO’s concerns about the rollover and refinancing risks inherent in alternative forms of leverage as a result of continued global deleveraging and increased bank regulation and PIMCO’s examination of the costs, terms, asset coverage requirements and covenants associated with the leverage alternatives available in the marketplace, PIMCO has consistently advised that maintaining the outstanding Preferred Shares and related leverage continues to be in the best interests of each Fund under then-current market conditions. For these and related reasons, PIMCO has to date advised against redeeming Preferred Shares of the Funds at their full liquidation preference or pursuant to tender offers that are not at what PIMCO views to be an adequately discounted price to the Preferred Shares’ liquidation preference. As such, based on the reasons set forth above and related reasons, taking into account PIMCO’s views regarding the level of discount to liquidation preference required for a tender offer for Preferred Shares to be in the best interests of the Funds and based on the history of tender offers for preferred shares conducted by other closed-end funds in the industry, PIMCO does not currently believe that a viable tender offer for Preferred Shares could be conducted at an adequately discounted price.

At the request of Brigade, and on behalf of the Funds, the Sub-Adviser and the Manager recently engaged in discussions with representatives from Brigade regarding Brigade’s proposal that the Funds pursue leverage alternatives for the Preferred Shares and conduct tender offers by the Funds for some or all of the outstanding Preferred Shares at a price below the full liquidation preference of the Preferred Shares. During the discussions, which ended on June 6, 2014, the parties made a number of proposals and counterproposals regarding a price at which such tender offers might be conducted, which ended without any agreements, arrangements or understandings.

In connection with the Boards’ nomination process for the Meeting, all Continuing Trustees voted in favor of the nominations of all Board Nominees standing for re-election or election, as applicable.

The Continuing Trustees believe that they are experienced and highly qualified fiduciaries who exercise strong fund governance practices. Six of the seven Continuing Trustees of each Fund are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or of the Manager. The Continuing Trustees have significant current and past related industry experience, and have actively supported the interests of the Funds’ Shareholders. The Continuing Trustees include individuals with substantial professional accomplishments and prior experience in a variety of fields, as further detailed below. In addition, the Continuing Trustees include a combination of long-tenured and newer members, bringing diverse perspectives to Fund oversight.

The Continuing Trustees urge that you NOT RETURN any proxy card sent to you by Brigade.

PFL:

The Common and Preferred Shareholders of PFL, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and William B. Ogden, IV as Trustees of the Fund; the Preferred Shareholders of

the Fund, voting as a separate class, have the right to vote on the Board’s proposed election of Bradford K. Gallagher and the Board’s proposed re-election of Alan Rappaport (or, in both cases, the proposed Brigade Nominees) as Trustees of the Fund.

PFN:

The Common and Preferred Shareholders of PFN, voting together as a single class, have the right to vote on the election of James A. Jacobson and the re-election Hans W. Kertess and John C. Maney as Trustees of the Fund; the Preferred Shareholders of the Fund, voting as a separate class, have the right to vote on the Board’s proposed election of Bradford K. Gallagher (or the proposed Brigade Nominee) as a Trustee of the Fund.

Summary

Fund’s Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees

PFL
Independent Trustees/Board Nominees*
Re-Election of Hans W. Kertess	✓	✓
Re-Election of William B. Ogden, IV	✓	✓
Election of Bradford K. Gallagher	N/A	✓
Re-election of Alan Rappaport	N/A	✓

PFN
Independent Trustees/Board Nominees*
Election of James A. Jacobson	✓	✓
Re-election of Hans W. Kertess	✓	✓
Election of Bradford K. Gallagher	N/A	✓
Interested Trustee†/Board Nominee
Re-election of John C. Maney	✓	✓

*	“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the 1940 Act, of each Fund.
†	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated

for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all of the Board Nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-254-5197 for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. AGIFM serves as the investment manager of each Fund and retains its affiliate, PIMCO, to serve as the sub-adviser to the Funds. Additional information regarding the Manager and the Sub-Adviser may be found under “Additional Information — Investment Manager and Sub-Adviser” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by calling 1-800-254-5197 on any business day.

As of the Record Date, the Trustees (including the Board Nominees) and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares1 and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of Shares of a Fund:

Beneficial Owner	Fund	Percent of Ownership of Class
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PFL	44.40% of Preferred Shares

Brigade Capital Management, LLC 399 Park Avenue, 16th Floor, New York, New York 10022	PFL	32.80% of Preferred Shares

Beneficial Owner	Fund	Percent of Ownership of Class
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	PFL	11.24% of Preferred Shares

Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PFN	29.50% of Preferred Shares

Brigade Capital Management, LLC 399 Park Avenue, 16th Floor, New York, New York 10022	PFN	25.90% of Preferred Shares

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	PFN	22.05% of Preferred Shares

[1]	Except for Alan Rappaport, a Trustee of the Funds, who owns 1,500 Common Shares of PFL, none of the other Trustees or officers of the Funds owned any of such Funds’ outstanding Shares.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each a “Declaration”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee of each Board (the “Nominating Committee”) has recommended the nominees listed herein for election or re-election as Trustees by the Shareholders of the Funds.

PFL. With respect to PFL, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2014-2015 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2014 through July 31, 2015); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year. Currently, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport are Class I Trustees. On March 10, 2014, the Board of PFL nominated Bradford K. Gallagher to serve as a Class II Trustee (to fill the vacancy created by Mr. Goldman’s resignation, as noted above). Accordingly, the Nominating Committee has recommended to the Board that Messrs. Kertess and Ogden be nominated for re-election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class I Trustees at the Meeting, that Mr. Rappaport be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting and that Mr. Gallagher be nominated for election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. In addition, Brigade has given notice of its intent to nominate Alan B. Miller and Marti Murray for election by the Preferred Shareholders, voting as a separate class, as Class I and Class II Trustees, respectively, at the Meeting, for the seat currently held by Alan Rappaport and the vacant seat created by the resignation of Mr. Goldman, as noted above. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess, Ogden and Rappaport will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2016-2017 fiscal year, and, if elected at the Meeting, Mr. Gallagher will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2014-2015 fiscal year.

PFN. With respect to PFN, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2014-2015 fiscal year (i.e., the annual meeting for the fiscal year running from August 1, 2014 through July 31, 2015); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year. Currently, Hans W. Kertess and John C. Maney are Class III Trustees. On August 5, 2013, the Board of PFN appointed James A. Jacobson to serve as a Class III Trustee and on March 11, 2014, the Board of PFN nominated Bradford K. Gallagher to serve as a Class I Trustee (to fill the vacancy created by Mr. Goldman’s resignation, as noted above). Accordingly, the Nominating Committee has recommended to the Board that Messrs. Kertess and Maney be nominated for re-election by the Common and Preferred Shareholders, voting as a single class, as Class III Trustees at the Meeting, that Mr. Gallagher be nominated for election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting and that Mr. Jacobson be nominated for election by the Common Shareholders and Preferred Shareholders, voting as a single class, as a Class III Trustee at the Meeting. In addition, Brigade has given notice of its intent to nominate Marti Murray for election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting, for the vacant seat created by the resignation of Mr. Goldman, as noted above. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess, Maney and Jacobson will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2016-2017 fiscal year, and, if elected at the Meeting, Mr. Gallagher will serve a term consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2014-2015 fiscal year.

Messrs. Kertess, Gallagher, Jacobson, Maney, Ogden and Rappaport and Ms. DeCotis are (and, with respect to Messrs. Kertess, Jacobson, Maney, Ogden and Rappaport, if elected or re-elected, as applicable, will remain) “Continuing Trustees,”

of each Fund, as such term is defined in the Declarations of the Funds, such Trustees having either served as Trustees since the inception of the Funds or for thirty-six months, or having been nominated by at least a majority of the Continuing Trustees then members of the Boards. Mr. Gallagher, if elected by Preferred Shareholders of each Fund, will also be in that capacity a “Continuing Trustee,” of each Fund, having been nominated by at least a majority of the Continuing Trustees then members of the Boards. The Preferred Shares Nominated Trustee is not, and the Brigade Nominees, if elected, would not be, “Continuing Trustees.” Under each Fund’s Declaration, certain actions (such as conversion of a Fund from a closed-end fund to an open-end fund) require the affirmative vote of 75% of the Continuing Trustees.

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. Accordingly, a nominee elected to fill a vacancy created by the resignation of Mr. Goldman would serve a term consistent with a Class II Trustee of PFL and a Class I Trustee of PFN, and in both cases such Trustee’s term would expire at the relevant Fund’s annual meeting of Shareholders for the 2014-2015 fiscal year. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the Board Nominees who will stand for election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Board Nominee	Class	Expiration of Term if Elected[1]
PFL
Hans W. Kertess	Class I	Annual Meeting for the 2016-2017 Fiscal Year
William B. Ogden, IV	Class I	Annual Meeting for the 2016-2017 Fiscal Year
Alan Rappaport	Class I	Annual Meeting for the 2016-2017 Fiscal Year
Bradford K. Gallagher	Class II	Annual Meeting for the 2014-2015 Fiscal Year

PFN
Hans W. Kertess	Class III	Annual Meeting for the 2016-2017 Fiscal Year
James A. Jacobson	Class III	Annual Meeting for the 2016-2017 Fiscal Year
John C. Maney*	Class III	Annual Meeting for the 2016-2017 Fiscal Year
Bradford K. Gallagher	Class I	Annual Meeting for the 2014-2015 Fiscal Year

[1]	A Trustee of a Fund elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
*	Mr. Maney is an Interested Trustee Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Under each Fund’s Bylaws, the Trustees may increase the size of the Board between shareholder meetings and fill a vacancy created by such increase. In the event that Mr. Rappaport is not re-elected by Preferred Shareholders of PFL, the Board of that Fund may increase its size to add one or more non-Preferred Shares Trustee positions, and may determine to appoint Mr. Rappaport to fill a vacancy. In such event, any Trustee added to the Board would be subject to election by Shareholders at the 2014-2015 annual meeting, regardless of the Class of Trustee to which he or she is assigned. In addition, if Mr. Gallagher is not elected as a Preferred Shares Trustee of a Fund, he will continue to serve as a non-Preferred Shares Trustee of such Fund in accordance with his current term of office with respect to such Fund.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the Board Nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Information about the Pending Addition of Another Interested Trustee to the Boards

This proxy statement relates to the election or re-election of Trustees of the Funds at the Meeting. It is noted, however, that the Board has separately nominated and conditionally appointed Craig A. Dawson, a Managing Director and Head of Strategic Business Management of PIMCO, as an interested Trustee of the Funds, subject to approval by Shareholders of each Fund of a proposed new investment management agreement between each Fund and PIMCO (the “Proposed Agreement”). See “Additional Information — Investment Manager and Sub-Adviser” below. The solicitation of Shareholders of the Funds regarding the Proposed Agreement is being made via a separate proxy statement, which was mailed to Shareholders of the Funds on or around April 21, 2014. The special meeting of Shareholders to consider the Proposed Agreement was originally scheduled to be held on June 9, 2014, and has been adjourned to July 10, 2014. Mr. Dawson would take office as a Trustee for a Fund upon the effectiveness of the Fund’s Proposed Agreement, which is expected to occur at a later date chosen by the

Sub-Adviser, the Manager and the Funds after Shareholder approval of the Proposed Agreement. Mr. Dawson would become a Class III Trustee of PFL and a Class I Trustee of PFN. If his appointment takes effect, because he will have been appointed without a vote of Shareholders of the Funds, Mr. Dawson will stand for election by Shareholders of the Funds at the annual Shareholders meeting that takes place during the 2014-2015 fiscal year.

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, the Board of Trustees of PFL consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”) and the Board of Trustees of PFN consists of eight Trustees, seven of whom are Independent Trustees. Assuming the nominees are elected as proposed, following the meeting the Board of Trustees of PFL will consist of eight Trustees, seven of whom will be Independent Trustees, and the Board of Trustees of PFN will consist of nine Trustees, eight of whom will be Independent Trustees. An Independent Trustee serves as Chairman of the Trustees of each Board and is selected by a vote of the majority of the Independent Trustees. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “ — Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of each Fund and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities (to become two such Trustees if Mr. Dawson is appointed to serve as a Trustee of the Funds, as discussed above), facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager, the Sub-Adviser and their affiliates serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Adviser employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio manager of the Funds or his delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. The Board has emphasized to the Manager and the Sub-Adviser the importance of maintaining vigorous risk-management programs and procedures. It is expected that the Board will provide similar oversight of and receive similar reporting from PIMCO exclusively if PIMCO replaces AGIFM as the investment manager of the Funds, as has been proposed to Shareholders. See “Additional Information — Investment Manager and Sub-Adviser” below.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and the Board Nominees.

The following table provides information concerning the Trustees/Board Nominees of the Funds.

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Independent Trustees/Board Nominees

Hans W. Kertess 1939 PFL — Class I PFN — Class III	Chairman of the Trustees Trustee/ Nominee Trustee/ Nominee	PFL — Since inception (2003) PFN — Since 2004	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	62	None

Deborah A. DeCotis 1952 PFL — Class II PFN — Class II	Trustee	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2011.	80	None

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Bradford K. Gallagher 1944 PFL — Class III (If elected as proposed, Mr. Gallagher will become a Class II Trustee of PFL) PFN — Class II (If elected as proposed, Mr. Gallagher will become a Class I Trustee of PFN)	Trustee/ Nominee	Since 2010	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	62	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945 PFL — Class II PFN — Class II	Trustee Trustee/ Nominee	PFL — 2009 — 2012, since September 2012 PFN — 2009 — 2013, since August 2013	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2009.	62	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

William B. Ogden, IV 1945 PFL — Class I PFN — Class I	Trustee/ Nominee Trustee	Since 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	62	None

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Alan Rappaport 1953 PFL — Class I PFN — Class I	Trustee/ Nominee Trustee	PFL — Since 2010 PFN — 2010 — July 2012, since September 2012	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, U.S. Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (Since 2013); Trustee, American Museum of Natural History (since 2005); and Trustee, NYU Langone Medical Center (since 2007). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2010.	62	None

Alan B. Miller 767 Fifth Avenue New York, NY 10153 1937 PFN — Class II	Trustee of PFN	PFN — Since 2013	[Appointments as an independent member of the boards of directors of various entities since January 1, 2006, including: Trinity Place Holdings Inc.; Allion Healthcare, Inc. and its affiliates; Catalyst Paper Corporation; Eagle Hospitality Properties Trust, Inc. and its affiliates; United Retail Group, Inc. and its affiliates; Friendly Ice Cream Corporation; Big 10 Tire Stores Inc., Mervyn’s Holdings, LLC, Chicago Loop Parking LLC; CEVA Group Plc. and Ashley Stewart Holdings, Inc.]	1	None

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Trustee/ Nominee for Trustee	Other Directorships Held by Trustee/ Nominee for Trustee
Interested Trustee/Board Nominee
John C. Maney** 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 1959 PFL — Class III PFN — Class III	Trustee Trustee/ Nominee	Since 2006	Member of the Management Board and a Managing Director of AGIFM; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	80	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by the Trustees of each Fund (including the Board Nominees) and, on an aggregate basis, of any registered investment companies overseen by the Trustees (including the Board Nominees) in the “family of investment companies,” including the Funds.

Name of Trustee/ Board Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*
Independent Trustees/Board Nominees
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	$10,001-$50,000 (PFL)	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Alan B. Miller	None	None
Interested Trustee/Board Nominee
John C. Maney	None	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees and the Board Nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation. Each of the Continuing Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate & Income Strategy Fund, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”), as well as AllianzGI Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager. Each Continuing Trustee, other than any Continuing Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives annual compensation of $250,000 for service on the Boards of all of the Allianz Managed Funds, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees are also reimbursed for meeting-related expenses. Mr. Miller, who does not serve on the Boards of any of the Allianz Managed Funds other than PFN, will receive aggregate annual compensation of $36,000 for service on the Board of PFN for the calendar year ended December 31, 2014, which is payable quarterly. It is possible that these compensation arrangements will change if PIMCO becomes the investment manager to the Funds pursuant to the Proposed Agreement. See “Additional Information — Investment Manager and Sub-Adviser” below.

Each Continuing Trustee’s compensation and other costs in connection with joint meetings are allocated among the Allianz Closed-End Funds, AllianzGI Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as applicable, on the basis of fixed percentages as between such groups of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Funds) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets. Mr. Miller’s compensation from PFN is paid exclusively by PFN.

Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and the Board Nominees for the fiscal years ended July 31, 2013 for PFL and PFN. For the calendar year ended December 31, 2013, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustees/Board Nominees	Aggregate Compensation from PFL for the Fiscal Year Ended July 31, 2013	Aggregate Compensation from PFN for the Fiscal Year Ended July 31, 2013	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2013*
Independent Trustees/Board Nominees
Bradford K. Gallagher	$3,613	$7,460	$250,000
James A. Jacobson	$4,337	$8,955	$300,000
Hans W. Kertess	$4,703	$9,711	$325,000
William B. Ogden, IV	$3,613	$7,460	$250,000
Alan Rappaport	$3,613	$7,460	$250,000
Deborah A. DeCotis	$3,613	$7,460	$250,000
Neal P. Goldman[1]	$8,234	$16,766	$50,000
Alan B. Miller[2]	N/A	$0	$15,000
Interested Trustee/Board Nominee
John C. Maney	$0	$0	$0

*	In addition to the Allianz Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Continuing Trustees served as Trustees of three open-end investment companies (each consisting of separate investment portfolios) advised by the Manager. These investment companies are considered to be in the same “Fund Complex” as the Funds.
[1]	Mr. Goldman resigned as a Trustee of the Funds effective January 27, 2014.
[2]	Mr. Miller was elected as a Trustee of PFN effective July 31, 2013.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Trustee Qualifications — The Board has determined that each Continuing Trustee and Board Nominee is qualified to serve as a Trustee based on several factors (none of which alone is decisive). Each Continuing Trustee and Board Nominee has served as a Trustee of the Funds for several years and is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as trustee to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Continuing Trustee and/or Board Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee and Board Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the

Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with AGIFM. Because of his familiarity with AGIFM and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with AGIFM and Allianz Asset Management of America L.P.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment banking firm.

Alan B. Miller — Mr. Miller co-founded and built the largest bankruptcy, finance and restructuring legal practice in the U.S. during the years between 1969 and 2005 and retired from his position as Senior Partner of Weil, Gotshal & Manges LLP in 2005. He led the restructuring efforts of large cases involving Investors Funding Corporation of New York; Texaco; Federated Department Stores and Macy’s; Drexel Burnham Lambert; Braniff World Airways, Continental Airlines, Eastern Airlines, and American Airlines’ acquisition of TWA; and Enron Corporation. Mr. Miller has counseled the boards and senior officers of client companies, as well as the officers of lenders, investors and other creditors as to their fiduciary and corporate governance obligations.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Miller, who is an Independent Trustee of PFN, also serves as a member of the Audit Oversight Committee of PFN. Mr. Jacobson is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 14, 2011, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of PFL, dated September 24, 2013, is attached to this Proxy Statement as Exhibit B-1 and a report of the Audit Oversight Committee of PFN, dated September 24, 2013 is attached to this Proxy Statement as Exhibit B-2.

Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Miller also serves as a member of the Nominating Committee of PFN. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be nominated for election by Shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://us.allianzgi.com/closedendfunds.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is available at http://us.allianzgi.com/closedendfunds, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds

(e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Committee. The Board of each Fund has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Miller also serves as a member of the Valuation Committee of PFN. Mr. Ogden is the Chair of each Fund’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board of each Fund has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Miller also serves as a member of the Compensation committee of PFN. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings. With respect to PFL, during the fiscal year ended July 31, 2013, the Board of Trustees held four regular meetings and no special meetings. The Audit Oversight Committee met in separate session two times, the Nominating Committee met in separate session two times, the Valuation Committee met in separate session five times and the Compensation Committee met in separate session two times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PFL that were held during the fiscal year ended July 31, 2013.

With respect to PFN, during the fiscal year ended July 31, 2013, the Board of Trustees held four regular meetings and no special meetings. The Audit Oversight Committee met in separate session two times, the Nominating Committee met in separate session two times, the Valuation Committee met in separate session five times and the Compensation Committee met in separate session two times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PFN that were held during the fiscal year ended July 31, 2013, except Mr. Miller, who was not elected to the Board until July 31, 2013. Mr. Miller has attended at least 75% of the regular meetings of the Board and the committees on which he serves since his election.

The Trustees do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year ended July 31, 2013.

Required Vote. The re-election of Messrs. Kertess and Ogden to the Board of Trustees of PFL will require the affirmative vote of a plurality of the votes of the

Common Shareholders and Preferred Shareholders (voting together as a single class) of PFL cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Rappaport and the election of Mr. Gallagher, or the election of the Brigade Nominees, to the Board of Trustees of PFL will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The re-election of Messrs. Kertess and Maney and the election of Mr. Jacobson to the Board of Trustees of PFN will require the affirmative vote of a plurality of the votes of the Common and Preferred Shareholders (voting together as a single class) of PFN cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Gallagher or the election of the Brigade Nominee to the Board of Trustees of PFN will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy.

THE CONTINUING TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL AND THE BOARD NOMINEES.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of each Fund hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julian Sluyters 1960	President & Chief Executive Officer	PFL & PFN — Since 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 84 funds in the Fund Complex; Trustee of 20 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	PFL — Since inception (2003) PFN — Since inception (2004)	Director and Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	PFL & PFN — Since 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse E. Guia 650 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1972	Chief Compliance Officer	PFL & PFN — Since 2004	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, AllianzGI Managed Accounts Trust, Premier Multi-Series VIT and the Korea Fund, Inc., collectively 82 funds in the Allianz Funds Complex.

Lagan Srivastava 1977	Assistant Secretary	PFL & PFN — Since 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1971	Assistant Treasurer	PFL & PFN — Since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard J. Cochran 1961	Assistant Treasurer	PFL & PFN — Since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	PFL & PFN — Since 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Adviser. The Manager, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Funds and is responsible for managing the Funds’ business affairs and administrative matters. The Manager retains its affiliate PIMCO as Sub-Adviser to the Funds. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

The Board and PIMCO have proposed that PIMCO replace AGIFM as the investment manager of each Fund pursuant a proposed new investment management agreement between each Fund and PIMCO (previously defined as the “Proposed Agreement”). Under the Proposed Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to each Fund as its sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to each Fund as its investment manager. The same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds. The solicitation of Shareholders of the Funds regarding the Proposed Agreement is being made via a separate proxy statement, which was mailed to Shareholders of the Funds on or around April 21, 2014. The special meeting of Shareholders to consider the Proposed Agreement was originally scheduled to be held on June 9, 2014, and has been adjourned to July 10, 2014.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending July 31, 2014 for the Funds. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PFL	July 31, 2013	$81,000
	July 31, 2012	$80,000
PFN	July 31, 2013	$81,000
	July 31, 2012	$80,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PFL	July 31, 2013	$16,000
	July 31, 2012	$32,000
PFN	July 31, 2013	$16,000
	July 31, 2012	$16,000

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
PFL	July 31, 2013	$15,530
	July 31, 2012	$15,530
PFN	July 31, 2013	$15,530
	July 31, 2012	$15,530

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
PFL	July 31, 2013	$15,530	$7,147,712	$7,163,242
	July 31, 2012	$15,530	$8,486,616	$8,502,146
PFN	July 31, 2013	$15,530	$7,147,712	$7,163,242
	July 31, 2012	$15,530	$8,486,616	$8,502,146

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at the Meeting, except that, where the Preferred Shares will vote as a separate class, then 30% of the Preferred Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by the Preferred Shares. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the election of the Trustees of each Fund. In addition, if, in the judgment of the persons named as proxies for a Fund, it is advisable to defer action on the election of Trustees for that Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the election of Trustees for a reasonable time. Any adjournments with respect to the election of the Trustees of each Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of one or more of the Board Nominees. They will vote against any such adjournment those proxies submitted that instruct them to withhold all votes on the Board Nominees. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of any Proposal for the election of Trustees for a Fund. For a proposal requiring approval any Proposal for a specific percentage of shares present or outstanding abstentions and broker non-votes will have the same effect as a vote against the proposal.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PFL	9/26/2013
PFN	9/26/2013

Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1633 Broadway, New York, New York 10019.

Shareholder Proposals for Annual Meeting for the 2014-2015 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July 2015. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than [            ], 2015 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws.

Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting for the 2014-2015 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 31 anniversary of this year’s meeting, such proposals must be received no earlier than [            ], 2015 and no later than [ ], 2015.

If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED WHITE PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[            ], 2014

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through

June 14, 2011)

The Board of Trustees or Directors (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.

2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by Rule 3526 of the Public Company Accounting Oversight Board.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.

6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.

10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.

12. Discuss with management its policies with respect to risk assessment and risk management.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of May 1, 2014)

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

PCM FUND, INC. (“PCM”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

PIMCO CORPORATE & INCOME STRATEGY FUND (“PCN”)

PIMCO CORPORATE & INCOME OPPORTUNITY FUND (“PTY”)

PIMCO DYNAMIC CREDIT INCOME FUND (“PCI”)

PIMCO DYNAMIC INCOME FUND (“PDI”)

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)

PIMCO HIGH INCOME FUND (“PHK”)

PIMCO INCOME OPPORTUNITY FUND (“PKO”)

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)

PIMCO STRATEGIC INCOME FUND, INC. (“RCS”)

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

PIMCO Income Strategy Fund (PFL)

(The “Fund”)

Dated September 24, 2013

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended July 31, 2013 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended July 31, 2013. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Boards and recommends that (1) the audited financial statements for the fiscal year ended July 31, 2013 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2014.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

Neal P. Goldman,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

APP-B1

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

PIMCO Income Strategy Fund II (PFN)

(The “Fund”)

Dated September 24, 2013

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended July 31, 2013 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended July 31, 2013. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Boards and recommends that (1) the audited financial statements for the fiscal year ended July 31, 2013 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2014.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

Neal P. Goldman,

James A. Jacobson,

Hans W. Kertess,

Alan B. Miller,

William B. Ogden, IV and

Alan Rappaport

APP-B2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2014

This Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended July 31, 2013 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II are also available at us.allianzgi.com/closedendfunds.

PROXY

PIMCO INCOME STRATEGY FUND

COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 31, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND (the “BOARD”)

The undersigned holder of common shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, July 31, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF

AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

ANNUAL MEETING PROXY CARD

A. Election of Trustees — The Board urges you to vote FOR the election of the Board Nominees.

1. Nominees:

(01)	Hans W. Kertess (Class I)	For	☐	Withhold	☐

(02)	William B. Ogden, IV (Class I)	For	☐	Withhold	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

    /    /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2014

This Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended July 31, 2013 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II are also available at us.allianzgi.com/closedendfunds.

PROXY

PIMCO INCOME STRATEGY FUND

PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 31, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND (the “BOARD”)

The undersigned holder of preferred shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, July 31, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF

AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

ANNUAL MEETING PROXY CARD

A. Election of Trustees — The Board urges you to vote FOR the election of the Board Nominees.

1. Nominees:

(01)	Hans W. Kertess (Class I)	For	☐	Withhold	☐

(02)	William B. Ogden, IV (Class I)	For	☐	Withhold	☐

(03)	Alan Rappaport (Class I)	For	☐	Withhold	☐

(04)	Bradford K. Gallagher (Class II)	For	☐	Withhold	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

    /    /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2014

This Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended July 31, 2013 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II are also available at us.allianzgi.com/closedendfunds.

PROXY

PIMCO INCOME STRATEGY FUND II

COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 31, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND (the “BOARD”)

The undersigned holder of common shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, July 31, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF

AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND II

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

ANNUAL MEETING PROXY CARD

A. Election of Trustees — The Board urges you to vote FOR the election of the Board Nominees.

1. Nominees:

(01)	Hans W. Kertess (Class III)	For	☐	Withhold	☐

(02)	James A. Jacobson (Class III)	For	☐	Withhold	☐

(03)	John C. Maney (Class III)	For	☐	Withhold	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

    /    /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2014

This Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended July 31, 2013 for PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II are also available at us.allianzgi.com/closedendfunds.

PROXY

PIMCO INCOME STRATEGY FUND II

PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 31, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND (the “BOARD”)

The undersigned holder of preferred shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, July 31, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF

AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO INCOME STRATEGY FUND II

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

ANNUAL MEETING PROXY CARD

A. Election of Trustees — The Board urges you to vote FOR the election of the Board Nominees.

1. Nominees:

(01)	Hans W. Kertess (Class III)	For	☐	Withhold	☐

(02)	James A. Jacobson (Class III)	For	☐	Withhold	☐

(03)	John C. Maney (Class III)	For	☐	Withhold	☐

(04)	Bradford K. Gallagher (Class I)	For	☐	Withhold	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

    /    /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.